Securities Sold Under Repurchase Agreements	12 Months Ended
Dec. 31, 2010
Securities Sold Under Repurchase Agreements [Abstract]
Securities Sold Under Repurchase Agreements
NOTE 9.	SECURITIES SOLD UNDER REPURCHASE AGREEMENTS

Securities sold under repurchase agreements, which are secured borrowings, generally mature within one to four days from the transaction date. Securities sold under repurchase agreements are reflected at the amount of cash received in connection with the transactions. The Company may be required to provide additional collateral based on the fair value of the underlying securities. The Company monitors the fair value of the underlying securities on a daily basis. Securities sold under repurchase agreements at December 31, 2010 and 2009 were $- and $6,414,593, respectively.